UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026
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ROOT, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39658	84-2717903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 E. Rich Street, Suite 500 Columbus, Ohio		43215
(Address of Principal Executive Offices)		(Zip Code)
(866) 980-9431
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROOT	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The 2026 Annual Meeting of Stockholders of Root, Inc. (the “Company”) was held on June 3, 2026 (the “2026 Annual Meeting”), at which the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to eliminate the monetary liability of certain officers in circumstances similar to the protections that the Certificate already affords to members of the Company’s Board of Directors, as permitted by Delaware law (the “Proposed Amendment”).

The Proposed Amendment is described in detail under “Proposal 4 - Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation to Allow for Exculpation of Certain Officers” of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2026 (the “2026 Proxy Statement”). The description of the Proposed Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment to Amended and Restated Certificate of Incorporation of Root, Inc. (the “Certificate Amendment”), which is filed as Exhibit 3.1 hereto and incorporated herein by reference. The Certificate Amendment became effective upon its filing with the Secretary of State of the State of Delaware on June 4, 2026.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The following are the voting results on proposals considered and voted upon at the 2026 Annual Meeting.

1.Election of Class III Directors
The stockholders elected each of Lawrence Hilsheimer, Alexander Timm and Douglas Ulman as Class III directors, each to serve terms expiring on the date of the Company's 2029 Annual Meeting of Stockholders and until each such director's successor has been duly elected, or if sooner, until the director's death, resignation or removal, by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Lawrence Hilsheimer	24,496,159	1,902,619	11,835	3,605,582
Alexander Timm	25,543,235	853,515	13,863	3,605,582
Douglas Ulman	23,809,917	2,588,153	12,543	3,605,582

2.Ratification of Independent Auditor for 2026
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent auditor for the year ending December 31, 2026, by the following votes:

Votes For	Votes Against	Abstentions
29,857,571	133,613	25,011
3.Approval, on an advisory basis, of named executive officer compensation
The stockholders approved, on an advisory basis, named executive officer compensation, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,550,967	3,842,883	16,763	3,605,582

4.Approval of an Amendment to the Company's Amended and Restated Certificate of Incorporation to Allow for the Exculpation of Certain Officers
The stockholders approved the Amendment to the Company's Amended and Restated Certificate of Incorporation to Allow for the Exculpation of Certain Officers by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,990,364	3,404,961	15,288	3,605,582
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Root, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT, INC.

Dated: June 8, 2026
	By:	/s/ Megan Binkley
Megan Binkley
Chief Financial Officer